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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                                ---------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2000




                                PEOPLESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)





                                     0-20710
                            (Commission File Number)

           DELAWARE                                        68-0137069
  (State or Other Jurisdiction                          (I.R.S. Employer
      of Incorporation)                               Identification Number)


                               4460 HACIENDA DRIVE
                              PLEASANTON, CA 94588
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 694-3000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a)  Previous independent accountants

          (i) On June 21, 2000, PeopleSoft Inc. ("the Registrant") terminated its relationship with Ernst & Young LLP as the independent accountants of the Registrant.

          (ii) The reports of Ernst & Young LLP on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) The decision to change accountants was approved by the Audit Committee of the Registrant.

          (iv) During the two most recent fiscal years and through June 21, 2000, there were no disagreements between the Registrant and Ernst & Young LLP as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in their reports on the financial statements for such periods within the meaning of Item 304 (a)(1)(iv) of Regulation S-K.

          (v) During the two most recent fiscal years and through June 21, 2000, no reportable events occurred (as defined in Item 304
               (a)(1)(v) of Regulation S-K).

          Ernst & Young LLP has furnished the Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as Exhibit 16 to this Report on Form 8-K.

     (b)  New independent accountants

          The Registrant engaged Arthur Andersen LLP as its new independent accountants as of June 21, 2000. The Registrant has not consulted with Arthur Andersen LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of
          Item 304 (a)(1) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          (16) Letter regarding change in certifying accountants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of:  June 27, 2000

                                       PEOPLESOFT, INC.


                                       By: /s/ Stephen F. Hill
                                          ---------------------------------
                                          Stephen F. Hill
                                          Sr. Vice President and
                                          Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibits                       Description
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
  (16)        Letter regarding change in certifying accountants.